SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of report: July 13, 1999
      (Date of earliest event reported)


                        NORTH EAST INSURANCE COMPANY
           (Exact name of registrant as specified in its charter)


              Maine                    0-11184           01-0278387
(State or other jurisdiction of      (Commission      (I.R.S. Employer
 incorporation or organization)        File No.)     Identification No.)


                  482 Payne Road, Scarborough, Maine  04074
             (Address of principal executive offices) (Zip code)


               Registrant's telephone number:   (207) 883-2232


Item 5.  Other Events.

On July 13, 1999 the Registrant announced that it had adjourned its July 12, 1999 special meeting of shareholders, for lack of a quorum. The meeting was called for the purpose of considering a proposed merger transaction. The meeting will reconvene on Tuesday, July 20, 1999 at 4 p.m. at the originally scheduled location. A copy of the Registrant's press release announcing the adjournment is filed as an exhibit to this report.

The joint proxy statement for the special meeting of shareholders is contained in the Registration Statement on Form S-4/A of Motor Club of America, as amended (Registration No. 333-78529).

Item 6.  Financial Statements and Exhibits.

    (c)  Exhibits.

         99.1  Press release dated July 13, 1999 of
               Registrant, announcing adjournment of
               the July 12, 1999 special meeting of
               shareholders


                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       NORTH EAST INSURANCE COMPANY


Date: July 13, 1999                    By: /s/ Robert G. Schatz
                                           President and Chief
                                           Executive Officer


                            INDEX TO EXHIBITS

Exhibit
Number      Description
-------     -----------

99.1        Press release dated July 13, 1999 of
            Registrant, announcing adjournment of
            the July 12, 1999 special meeting of
            shareholders